Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-1

PURPLE BIOTECH LTD.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Ordinary shares, no par value per share, as represented by American Depositary Shares	(1)	Other		$	$6,000,000.00	0.0001531	$918.60
Fees to be Paid	Other	Series B Warrants to purchase Ordinary Shares represented by American Depositary Shares	(2)	Other				0.0001531	0.00
Fees to be Paid	Equity	Ordinary Shares underlying the American Depositary Shares issuable upon exercise of Series B Warrants	(3)	Other			12,000,000.00	0.0001531	1,837.20
Fees to be Paid	Other	Pre-Funded Warrants to purchase Ordinary Shares represented by American Depositary Shares	(4)	Other				0.0001531	0.00
Fees to be Paid	Equity	Ordinary Shares underlying the American Depositary Shares issuable upon exercise of Pre-Funded Warrants	(5)	Other				0.0001531	0.00
Fees to be Paid	Other	Placement Agent Warrants to purchase Ordinary Shares represented by American Depositary Shares	(6)	Other				0.0001531	0.00
Fees to be Paid	Equity	Ordinary Shares underlying the American Depositary Shares issuable upon exercise of Placement Agent Warrants	(7)	Other		$	$525,000.00	0.0001531	$80.38

Total Offering Amounts:							$18,525,000.00		2,836.18
Total Fees Previously Paid:
Total Fee Offsets:									0.00
Net Fee Due:									$2,836.18

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Offering Note(s)

(1)	Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Ordinary Shares are represented by ADSs, each of which represents two hundred (200) Ordinary Shares of the registrant. ADSs issuable upon deposit of the Ordinary Shares registered hereby have been registered pursuant to a separate registration statement on Form F-6 (File No. 333-207858). This registration statement also includes an indeterminate number of Ordinary Shares underlying the ADSs that may become offered, issuable or sold to prevent dilution resulting from share splits, share dividends and similar transactions, which are included pursuant to Rule 416 under the Securities Act.

The proposed maximum aggregate offering price of Ordinary Shares proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Ordinary Shares issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Ordinary Shares and the Pre-Funded Warrants (including the Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is $6,000,000.00.
(2)	Ordinary Shares are represented by ADSs, each of which represents two hundred (200) Ordinary Shares of the registrant. ADSs issuable upon deposit of the Ordinary Shares registered hereby have been registered pursuant to a separate registration statement on Form F-6 (File No. 333-207858). This registration statement also includes an indeterminate number of Ordinary Shares underlying the ADSs that may become offered, issuable or sold to prevent dilution resulting from share splits, share dividends and similar transactions, which are included pursuant to Rule 416 under the Securities Act.

In accordance with Rule 457(g) under the Securities Act, because the Ordinary Shares of the registrant underlying the Series B Warrants, Pre-Funded Warrants and Placement Agent Warrants are registered hereby, no separate registration fee is required with respect to the Series B Warrants, Pre-Funded Warrants and Placement Agent Warrants registered hereby.

(3)	Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

Ordinary Shares are represented by ADSs, each of which represents two hundred (200) Ordinary Shares of the registrant. ADSs issuable upon deposit of the Ordinary Shares registered hereby have been registered pursuant to a separate registration statement on Form F-6 (File No. 333-207858). This registration statement also includes an indeterminate number of Ordinary Shares underlying the ADSs that may become offered, issuable or sold to prevent dilution resulting from share splits, share dividends and similar transactions, which are included pursuant to Rule 416 under the Securities Act.

(4)	Ordinary Shares are represented by ADSs, each of which represents two hundred (200) Ordinary Shares of the registrant. ADSs issuable upon deposit of the Ordinary Shares registered hereby have been registered pursuant to a separate registration statement on Form F-6 (File No. 333-207858). This registration statement also includes an indeterminate number of Ordinary Shares underlying the ADSs that may become offered, issuable or sold to prevent dilution resulting from share splits, share dividends and similar transactions, which are included pursuant to Rule 416 under the Securities Act.

In accordance with Rule 457(g) under the Securities Act, because the Ordinary Shares of the registrant underlying the Series B Warrants, Pre-Funded Warrants and Placement Agent Warrants are registered hereby, no separate registration fee is required with respect to the Series B Warrants, Pre-Funded Warrants and Placement Agent Warrants registered hereby.

The proposed maximum aggregate offering price of Ordinary Shares proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Ordinary Shares issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Ordinary Shares and the Pre-Funded Warrants (including the Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is $6,000,000.00.

(5)	Ordinary Shares are represented by ADSs, each of which represents two hundred (200) Ordinary Shares of the registrant. ADSs issuable upon deposit of the Ordinary Shares registered hereby have been registered pursuant to a separate registration statement on Form F-6 (File No. 333-207858). This registration statement also includes an indeterminate number of Ordinary Shares underlying the ADSs that may become offered, issuable or sold to prevent dilution resulting from share splits, share dividends and similar transactions, which are included pursuant to Rule 416 under the Securities Act.

In accordance with Rule 457(g) under the Securities Act, because the Ordinary Shares of the registrant underlying the Series B Warrants, Pre-Funded Warrants and Placement Agent Warrants are registered hereby, no separate registration fee is required with respect to the Series B Warrants, Pre-Funded Warrants and Placement Agent Warrants registered hereby.

The proposed maximum aggregate offering price of Ordinary Shares proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Ordinary Shares issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Ordinary Shares and the Pre-Funded Warrants (including the Ordinary Shares issuable upon exercise of the Pre-Funded Warrants), if any, is $6,000,000.00.

(6)	Ordinary Shares are represented by ADSs, each of which represents two hundred (200) Ordinary Shares of the registrant. ADSs issuable upon deposit of the Ordinary Shares registered hereby have been registered pursuant to a separate registration statement on Form F-6 (File No. 333-207858). This registration statement also includes an indeterminate number of Ordinary Shares underlying the ADSs that may become offered, issuable or sold to prevent dilution resulting from share splits, share dividends and similar transactions, which are included pursuant to Rule 416 under the Securities Act.

In accordance with Rule 457(g) under the Securities Act, because the Ordinary Shares of the registrant underlying the Series B Warrants, Pre-Funded Warrants and Placement Agent Warrants are registered hereby, no separate registration fee is required with respect to the Series B Warrants, Pre-Funded Warrants and Placement Agent Warrants registered hereby.
(7)	Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

Ordinary Shares are represented by ADSs, each of which represents two hundred (200) Ordinary Shares of the registrant. ADSs issuable upon deposit of the Ordinary Shares registered hereby have been registered pursuant to a separate registration statement on Form F-6 (File No. 333-207858). This registration statement also includes an indeterminate number of Ordinary Shares underlying the ADSs that may become offered, issuable or sold to prevent dilution resulting from share splits, share dividends and similar transactions, which are included pursuant to Rule 416 under the Securities Act.

As estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(g) under the Securities Act, the proposed maximum aggregate offering price of the Placement Agent Warrants to be issued to the Placement Agent, or its designees, is $525,000, which is equal to 7.0% of the aggregate number of ADSs and Pre-Funded Warrants to be sold in the offering at an exercise price equal to 125% of the combined public offering price per ADS and accompanying Series B Warrants.